Exhibit 10.105

MANAGEMENT AGREEMENT

THIS MANAGEMENT AGREEMENT (this “Agreement”) is made as of December 14, 2004, by and among Wynn Las Vegas, LLC, a Nevada limited liability company (the “Company”) and its subsidiaries listed on Exhibit A hereto (and together with the Company, the “Wynn Entities”), and Wynn Resorts, Limited, a Nevada corporation (the “Manager”), with reference to the following:

WHEREAS, the Company, together with the Wynn Entities, has developed, is constructing, and will operate the Wynn Las Vegas Casino Resort, a hotel and casino resort, with related parking structure and golf course facilities, in Las Vegas, Nevada and is considering the development of Encore at Wynn Las Vegas (collectively, the “Business”);

WHEREAS, the other Wynn Entities will lease property and/or provide services to the Company in connection with the Business; and

WHEREAS, the Company and the Wynn Entities desire to engage the Manager to provide the management and advisory services for the Business and the Manager desires to accept such engagement to provide such services, all upon the terms and conditions hereinafter set forth.

NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1. Retention of the Manager. The Company and each of the Wynn Entities hereby appoints the Manager as manager for the Business, and the Manager hereby agrees to provide the management and advisory services described herein for the Business, in accordance with the terms and subject to the conditions hereinafter set forth.

2. Services to be Provided by the Manager.

(a) In accordance with the terms and subject to the conditions hereof, the Manager agrees to provide the following management and advisory services (together with services necessary or incidental thereto, “Management Services”) to the Wynn Entities on an ongoing basis in connection with the ownership and operation of the Business by the Wynn Entities during the term of this Agreement.

(b) The Manager shall provide customary management and advisory services with respect to the operation of the Business, to consist of the following necessary or incidental thereto:

(i) advice concerning the hiring, termination, performance and training of personnel;

(ii) review, consultation and advice concerning personnel, operations, and other management and operating policies and procedures;

(iii) recommendations on all necessary action to keep the operation of the Business in compliance, in all material respects, with the conditions of all licenses (including gaining licenses) and all applicable rules, regulations and orders of any federal, state, county or municipal authority having jurisdiction over the Business;

(iv) development of recommendations for, and negotiate the acquisition and maintenance of, insurance coverage with respect to the Business;

(v) guidance on all marketing, sales promotions and advertising for the Business;

(vi) assistance in the financial budgeting process and the implementation of appropriate accounting, financial, administrative and managerial controls for the Business;

(vii) preparation for use by the Wynn Entities of financial reports and maintenance of books of accounts and other records reflecting the results of operation of the Business (which at all times shall be maintained in a manner which permits the assets and liabilities of the Wynn Entities to be separately identified from those of the Manager);

(viii) consultation with the Wynn Entities with respect to the selection of attorneys, consultants and accountants; and

(ix) advice and consultation with the Wynn Entities in connection with any and all aspects of the Business and the day to day operation thereof.

3. Management Fees; Expenses.

(a) As and when incurred, all expenses, costs, losses, liabilities or damages incurred with respect to the ownership or operation of the Business, including, without limitation, wages, salaries and other labor costs incurred in the construction, maintenance, expansion or operation of the Business, or personnel working on special projects or services for the Wynn Entities, will be paid by the Company. To the extent that the Manager pays or incurs any obligation for any such expenses, costs, losses, liabilities or damages, the Company, subject to the limitations set forth in Section 6, will pay or reimburse the Manager therefor, as well as for any reasonable out-of-pocket expenses incurred by the Manager in the performance of its obligations under this Agreement; provided, however, that in no event shall such payments include amounts characterized as “Affiliated Overhead Expenses” under the terms of the Bank Credit Agreement (as hereinafter defined). In addition, subject to the payment priority provisions of this Section 3, the Company agrees to pay the Manager, as the Manager’s compensation for the services to be rendered hereunder, a yearly management fee (the “Management Fee”) equal to one and one-half percent (1 .5%) of the Net Revenues of the Company (as determined in accordance with generally accepted accounting principles as applicable to companies in the gaming business), payable semi-annually in arrears. Accrual of such Management Fee shall commence upon the Phase I Opening Date (as defined in the Bank Credit Agreement). For so long as there is any outstanding indebtedness under the First Mortgage Notes Indenture (as hereinafter defined), the semi-annual accrual periods shall be set to match the semi-annual interest accrual periods under the First Mortgage Notes Indenture, and the payment date with respect to any such accrued Management Fees shall be the tenth (10th) Business Day (as defined in the Bank Credit Agreement) after the date established under the First Mortgage Notes Indenture for payment of accrued interest with respect to such semi-annual period.

(b) Notwithstanding the foregoing, the parties acknowledge and agree that the payment of the Management Fee is subject to a Management Fee Subordination Agreement of even date herewith (the “Subordination Agreement”) by and among the Manager, the Wynn Entities, Deutsche Bank Trust Company Americas, as “Administrative Agent” under the Bank Credit Agreement and U.S. Bank, National Association, as Trustee under the First Mortgage Notes Indenture. The parties further agree that the Management Fee due and payable as provided in this Section 3 shall not be paid at any time that such payment is not then permitted under the Bank Credit Agreement or the First Mortgage Notes Indenture. In the event any Management Fee is unpaid as a consequence of the provisions of this Section 3, the Manager nonetheless shall continue to perform hereunder and any such unpaid amounts shall be accrued as a liability of the Company and shall be payable as soon as such payment is permitted. The deferred portion of the Management Fees will bear interest at the rate of ten percent (10%) per annum, compounded annually, from the date otherwise due and payable until the payment thereof.

For purposes of this Agreement, (i) “Bank Credit Agreement” means the Credit Agreement dated as of the date hereof, among Wynn Las Vegas, Deutsche Bank Trust Company Americas, as administrative agent, and the lenders from time to time parties thereto, as such Credit Agreement may be amended, modified or supplemented from time to time, including, without limitation, amendments, modifications, supplements and restatements thereof giving effect to increases, renewals, extensions, refundings, deferrals, restructurings, replacements or refinancings of, or additions to, the arrangements provided in such Credit Agreement (whether or not provided by the original agents and lenders under such Credit Agreement), and (ii) “First Mortgage Notes Indenture” means the Indenture, dated as of the date hereof, among the Issuers, as joint and several obligors, certain subsidiaries of Wynn Las Vegas (including those subsidiaries of Wynn Las Vegas listed on Exhibit A hereto), as guarantors, and U.S. Bank, National Association, as trustee, as such Indenture may be amended, modified or supplemented from time to time, including, without limitation, amendments, modifications, supplements and restatements thereof giving effect to increases, renewals, extensions, refundings, deferrals, restructurings, replacements or refinancings of, or additions to, the arrangements provided in such Indenture (whether or provided by the holders of the first mortgage notes).

(c) Notwithstanding any termination of this Agreement, the Manager shall, subject to the limitations set forth in this Section 3, remain entitled: (i) to receive the Management Fee for the remaining portion of the semi-annual period in which such termination occurred (payable in the same manner and at the same time as if the Manager were entitled to receive such fee with respect to the entire semi-annual period); and (ii) to receive payment of any deferred Management Fee at the time of such termination, and to the extent that payment thereof is not then permitted under this Section 3, as soon as such payment is permitted.

(d) The parties acknowledge that at such time, if any, that the Company is licensed by the Nevada Gaming Commission, the Manager will be subject to the requirements of Nevada Revised Statutes Section 463.162 as a result of its receipt of the Management Fee.

4. Use of Aircraft and Related Assets. From time to time, the Manager may make available to the Wynn Entities and their employees use of the aircraft and related assets owned by the Manager and its subsidiaries (other than the Wynn Entities) (the “Manager Aircraft Assets”), and the Wynn Entities may make available to the Manager and its subsidiaries (other than the Wynn Entities) and their employees use of the aircraft and related assets owned by the Wynn Entities (the “Wynn Entities Aircraft Assets” and, together with the Manager Aircraft Assets, the “Aircraft Assets”). The Manager shall cause to be paid to the owner of any Wynn Entities Aircraft Assets used by the Manager, its subsidiaries (other than the Wynn Entities) or any of their employees, and the Wynn Entities shall pay to the owner of any Manager Aircraft Assets used by any of the Wynn Entities or any of their employees, reasonable amounts for the use thereof, as determined from time to time by the Manager and the Wynn Entities. For purpose of this Agreement, an amount shall be deemed “reasonable” if it is (i) determined under the Standard Industry Fare Level formula, as described in Treasury Regulation Section 1.61-21(g), or (ii) calculated to cover all or any portion of the owner’s fixed or variable costs associated with the use of such Aircraft Assets and does not include any element of profit.

5. Use of Company Employees. From time to time, the Company and its subsidiaries may make available to the Manager, in connection with the Manager’s development of one or more projects other than the Business, the services of certain employees of the Company or its subsidiaries, provided that (i) such services do not materially interfere with such employee’s obligations to and responsibilities with the Company or its subsidiaries, and (ii) the Manager pays, or causes to be paid, to the Company and its subsidiaries compensation reasonably satisfactory to the Company and its subsidiaries. Such compensation shall not be less than the amount necessary to reimburse the Company’s costs of payroll and benefits for such employees during the period when such services are being rendered.

6. Term of Agreement. The term of this Agreement shall be ten (10) years, unless earlier terminated pursuant to the terms of this Agreement. This Agreement may be terminated as follows: (a) by the mutual written consent of the Company and the Manager, (b) by the Company upon 60 days prior written notice to the Manager, or by the Manager upon 60 days prior written notice to the Company, in either case for any reason or no reason at all, or (c) by the Manager immediately upon written notice to the Company following the occurrence of any default by any Wynn Entity under any promissory note, indenture, loan agreement or other instrument or evidence of indebtedness. Notwithstanding any other provision of this Agreement, the provisions of Section 7 shall survive any termination of this Agreement.

7. Liability. The Company shall bear any and all expenses, liabilities, losses or damages resulting from the operation of the Business, and the Manager and its officers, directors, shareholders and employees shall not, under any circumstances, be held liable therefor, except that the Manager shall be liable for any loss or damage which results from its own gross negligence or willful misconduct. Neither the Manager nor any of its officers, directors, shareholders or employees shall be held to have incurred any liability to the Company, the Business or any third party by virtue of any action not constituting gross negligence or willful misconduct taken in good faith by it in the discharge of its duties hereunder, and the Company agrees to indemnify the Manager and its shareholders, directors, officers and employees, and hold each of them harmless from and against any and all claims that may be made against any of them in respect of the foregoing (excluding claims arising out of gross negligence or willful misconduct), including, but not limited to, attorneys’ fees and expenses.

8. Miscellaneous

(a) Nonassignability of Agreement. This Agreement shall not be assignable, in whole or in part, directly or indirectly, whether by operation of law or otherwise, by either party hereto without the prior written consent of the other party hereto (which consent may be withheld in the sole discretion of the party whose consent is required), and any attempt to assign any rights or obligations arising under this Agreement without such consent shall be void; provided, however, that (i) the provisions of this Agreement shall be binding upon, inure to the benefit of, and be enforceable by the Company and the Manager and their respective successors and permitted assigns and (ii) the rights of the Wynn Entities under this Agreement may be collaterally assigned to secure the obligations of the Company under the Bank Credit Agreement and the First Mortgage Notes Indenture. The Manager further agrees that in the event of any foreclosure of the security interests encumbering this Agreement to secure the obligations under the Bank Credit Agreement or the First Mortgage Notes Indenture, the party acquiring the rights of the Company hereunder shall have the right to terminate this Agreement without any obligation to pay any amounts then owed by the Company hereunder (it being understood that the foregoing shall not affect any rights of the Manager hereunder or under otherwise applicable laws against the Company for such amounts then owing and not paid to Manager).

(b) Further Assurances. Subject to the provisions hereof, each of the parties hereto shall execute, acknowledge and deliver such other documents, and take such further actions, as may be reasonably required in order to effectuate the purposes of this Agreement, to comply with all applicable laws, regulations, orders and decrees, to obtain all required consents and approvals and to make all required filings with any governmental agency, other regulatory or administrative agency, commission or similar authority.

(c) Waivers. No failure or delay on the part of the Manager or any of the Wynn Entities in exercising any right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, or any abandonment or discontinuance of steps to enforce such a right, preclude any other or further exercise thereof or the exercise of any other right. No waiver of any provision of this Agreement nor any consent to any departure by the Manager or the Wynn Entities therefrom shall in any event be effective unless the same shall be in writing, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which it has been given.

(d) Entire Agreement. This Agreement and the Subordination Agreement set forth the entire understanding of the parties hereto with respect to the subject matter hereof, and supersede all previous agreements, negotiations, memoranda and understandings, whether written or oral respecting the subject matter hereof, including (i) the Management Agreement, dated October 30, 2002, by and among the Company and its subsidiaries and affiliates listed on Exhibit A thereto and the Manager (the “Previous Management Agreement”) and (ii) the Management Fees Subordination Agreement, dated October 30, 2002, made by the Manager, the Company, Wynn Las Vegas Capital Corp. and the subsidiaries and affiliated listed on Exhibit A thereto in favor of Deutsche Bank Trust Company Americas, Wells Fargo Bank Nevada National Association and Wells Fargo Bank, National Association.

(e) Amendments. This Agreement may be amended only by an agreement in writing executed by each of the parties hereto, but no such amendment shall become effective if the same is prohibited by the Bank Credit Agreement or the First Mortgage Notes Indenture as then in effect.

(f) Notices. Any and all notices and demands required or desired to be given hereunder shall be in writing and shall be validly given or made if served personally, delivered by a nationally recognized overnight courier service, or deposited in the United States mail, certified or registered, postage prepaid, return receipt requested, to the following addresses:

If to the Wynn Entities:	c/o Wynn Las Vegas, LLC 3131 Las Vegas Boulevard South Las Vegas, Nevada 89109 Attention: President Telephone: (702) 770-7000 Facsimile: (702) 770-1100

If to the Manager:	Wynn Resorts, Limited 3131 Las Vegas Boulevard South Las Vegas, Nevada 89109 Attention: President Telephone: (702) 770-7000 Facsimile: (702) 770-1100

in each case, with a copy to:	Wynn Resorts, Limited 3131 Las Vegas Boulevard South Las Vegas, Nevada 89109 Attention: General Counsel Telephone: (702) 770-7000 Facsimile: (702) 770-1520

and shall become effective upon receipt. Any party hereto may change its address for the purpose of receiving notices by providing written notice to the other party hereto.

(g) Governing Law. The laws of the State of Nevada applicable to contracts made in that state, without giving effect to its conflict of laws rules, shall govern the validity, construction, performance and effect of this Agreement.

(h) Invalidity. If any term, provision, covenant or condition of this Agreement, or any application thereof, should be held by a court of competent jurisdiction or an arbitrator to be invalid, void or unenforceable, then that provision shall be deemed severable and all provisions, covenants, and conditions of this Agreement, and all applications thereof, not held invalid, void or unenforceable shall continue in full force and effect and shall in no way be affected, impaired or invalidated thereby.

(i) Headings. The headings in this Agreement are included for purposes of reference only, do not constitute a part of this Agreement, and shall not be deemed to limit, characterize or in any way affect any term or provision of this Agreement.

(j) Counterparts. This Agreement may be executed in any number of counterparts, each of which, when executed, shall be deemed to be an original and all of which together shall constitute one and the same instrument.

(k) Negotiated Agreement. This is a negotiated agreement. All parties have participated in its preparation. In the event of any dispute regarding its interpretation, it shall not be construed for or against any party based upon the grounds that this Agreement was prepared by any one of the parties hereto.

(l) Termination of Previous Management Agreement. The Manager and the Company hereby terminate the Previous Management Agreement, effective immediately upon the execution of this Agreement.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

WYNN LAS VEGAS, LLC,
a Nevada limited liability company

By:	Wynn Resorts Holdings, LLC,
a Nevada limited liability company,
its sole member

	By:	Wynn Resorts, Limited,
a Nevada corporation,
its sole member

			By:	/s/ Marc H. Rubinstein
Marc H. Rubinstein
Senior Vice President

WYNN SHOW PERFORMERS, LLC,
a Nevada limited liability company

By:	Wynn Las Vegas, LLC,
a Nevada limited liability company,
its sole member

	By:	Wynn Resorts Holdings, LLC,
a Nevada limited liability company,
its sole member

		By:	Wynn Resorts, Limited,
a Nevada corporation,
its sole member

				By:	/s/ Marc H. Rubinstein
Marc H. Rubinstein
Senior Vice President

WYNN LAS VEGAS CAPITAL CORP.,
a Nevada corporation

	By:	/s/ Marc H. Rubinstein
Marc H. Rubinstein
Senior Vice President

[Signature page to Management Agreement]

WYNN GOLF, LLC,
a Nevada limited liability company

By:	Wynn Las Vegas, LLC,
a Nevada limited liability company,
its sole member

	By:	Wynn Resorts Holdings, LLC,
a Nevada limited liability company,
its sole member

		By:	Wynn Resorts, Limited,
a Nevada corporation,
its sole member

			By:	/s/ Marc H. Rubinstein
Marc H. Rubinstein
Senior Vice President

WORLD TRAVEL, LLC,
a Nevada limited liability company

By:	Wynn Las Vegas, LLC,
a Nevada limited liability company,
its sole member

	By:	Wynn Resorts Holdings, LLC,
a Nevada limited liability company,
its sole member

		By:	Wynn Resorts, Limited,
a Nevada corporation,
its sole member

			By:	/s/ Marc H. Rubinstein
Marc H. Rubinstein
Senior Vice President

[Signature page to Management Agreement]

LAS VEGAS JET, LLC,
a Nevada limited liability company

By:	Wynn Las Vegas, LLC,
a Nevada limited liability company,
its sole member

	By:	Wynn Resorts Holdings, LLC,
a Nevada limited liability company,
its sole member

		By:	Wynn Resorts, Limited,
a Nevada corporation,
its sole member

			By:	/s/ Marc H. Rubinstein
Marc H. Rubinstein
Senior Vice President

WYNN SUNRISE, LLC,
a Nevada limited liability company

By:	Wynn Las Vegas, LLC,
a Nevada limited liability company,
its sole member

	By:	Wynn Resorts Holdings, LLC,
a Nevada limited liability company,
its sole member

		By:	Wynn Resorts, Limited,
a Nevada corporation,
its sole member

			By:	/s/ Marc H. Rubinstein
Marc H. Rubinstein
Senior Vice President

[Signature page to Management Agreement]

WYNN RESORTS, LIMITED,
a Nevada corporation

By:	/s/ Marc H. Rubinstein
Marc H. Rubinstein
Senior Vice President

[Signature page to Management Agreement]

Exhibit A

1.	Wynn Show Performers, LLC, a Nevada limited liability company.

2.	Wynn Las Vegas Capital Corp., a Nevada corporation.

3.	Wynn Golf, LLC, a Nevada limited liability company.

4.	World Travel, LLC, a Nevada limited liability company.

5.	Las Vegas Jet, LLC, a Nevada limited liability company.

6.	Wynn Sunrise, LLC, a Nevada limited liability company.